United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 15, 2008
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)
230 Third Avenue, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBITS
Ex-99.1 Press Release dated July 15, 2008

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(a), (b), (d), (e) and (f) Not applicable.
(c) On July 15, 2008, OXiGENE, Inc. announced that John A. Kollins, who has served as the Company’s Senior Vice President and Chief Business Officer since March 2007, has been appointed as the Company’s Chief Operating Officer.
Mr. Kollins, 45, has nearly 20 years of pharmaceutical and biotechnology industry experience, specifically in strategic marketing, new product development and business development. Prior to joining OXiGENE, Mr. Kollins had been an independent consultant since February 2005. His clients have included GRT Capital Partners, LLC’s health care fund, GRT Health Care, LP, Entelos, Inc., CovX and several other private and publicly-held biopharmaceutical companies. From October 2004 until February 2005, he was the Chief Business Officer at CovX Research LLC, a privately-held biopharmaceutical company, of San Diego, CA. Mr. Kollins served as an advisor to CovX since February 2005 and chaired CovX’s external advisory board from 2005 until the sale of the company to Pfizer, announced in December 2007. From January 2003 until January 2004, he served as the Vice President, Business Development at Renovis, Inc., a biopharmaceutical company located in South San Francisco, CA, and was a consultant to Renovis from January 2004 through October 2004. He also served as Vice President, Business Development at SurroMed, Inc., in Mountain View, California, from April 2000 through July 2002, and as an advisor to the Chief Executive Officer of SurroMed from July 2002 through January 2003. He started his career as a Product Manager with Immunex Corporation and held roles in marketing and business development at Elan Pharmaceuticals, Inc. and Athena Neurosciences, Inc., which was acquired by Elan. Mr. Kollins graduated from Duke University with a B.S.E. (Mechanical Engineering and Materials Science) degree and earned his M.B.A. at the University of Virginia’s Darden Graduate School of Business.
Mr. Kollins’ compensation arrangements, as previously disclosed, will not change in connection with this appointment.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated July 15, 2008, reporting appointment of Mr. Kollins as Chief Operating Officer of OXiGENE.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2008	OXiGENE, Inc.

	By:	/s/ James B. Murphy

James B. Murphy
Vice President and Chief Financial Officer

EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 15, 2008, reporting appointment of Mr. Kollins as Chief Operating Officer of OXiGENE.